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Exhibit 10.6

Medicare Advantage Attestation of Benefit Plan

WELL CARE OF FLORIDA, INC.

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I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2011.  I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2010 and 2011, including but not limited to, the 2011 Call Letter, the 2011 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
002	0	5	WellCare Choice (HMO-POS)	HMOPOS	Renewal	35.60	12.40	09/03/2010	01/01/2011
008	0	5	WellCare Choice (HMO)	HMO	Renewal	0.00	0.00	09/03/2010	01/01/2011
012	0	5	WellCare Choice (HMO-POS)	HMOPOS	Renewal	0.00	0.00	09/03/2010	01/01/2011
014	0	5	WellCare Choice (HMO-POS)	HMOPOS	Renewal	0.00	0.00	09/03/2010	01/01/2011
025	0	5	WellCare Choice (HMO-POS)	HMOPOS	Renewal	27.70	11.30	09/03/2010	01/01/2011
032	0	7	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	09/03/2010	01/01/2011
035	0	4	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	09/03/2010	01/01/2011
037	0	4	WellCare Advance (HMO)	HMO	Renewal	0.00	N/A	09/03/2010	01/01/2011
040	0	4	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	09/03/2010	01/01/2011
061	0	6	WellCare Select (HMO-POS SNP)	HMOPOS	Renewal	0.00	23.30	09/03/2010	01/01/2011
073	0	7	WellCare Choice (HMO-POS)	HMOPOS	Renewal	0.00	0.00	09/03/2010	01/01/2011
079	0	5	WellCare Value (HMO)	HMO	Renewal	0.00	0.00	09/03/2010	01/01/2011
091	0	6	WellCare Value (HMO-POS)	HMOPOS	Renewal	0.00	0.00	09/03/2010	01/01/2011

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Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
101	0	7	WellCare Select (HMO-POS SNP)	HMOPOS	Renewal	0.00	25.40	09/03/2010	01/01/2011
124	0	6	WellCare Access (HMO- SNP)	HMO	Renewal	0.00	20.30	09/03/2010	01/01/2011
131	0	6	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	09/03/2010	01/01/2011
132	0	6	WellCare Value (HMO-POS)	HMOPOS	Renewal	0.00	0.00	09/03/2010	01/01/2011
133	0	6	WellCare Value (HMO-POS)	HMOPOS	Renewal	0.00	0.00	09/03/2010	01/01/2011

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Thomas Tran	9/2/2010 7:55:33AM

Contracting Official Name	Date

WELL CARE OF FLORIDA, INC.	8735 Henderson Road Tampa, FL 33634

Organization	Address

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